Exhibit 10.4

ASSIGNMENT OF LONGMONT PURCHASE AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is made as of August 9, 2006 (the “Effective Date”), by and among Array BioPharma Inc., a Delaware corporation (“Assignor”), BMR-Trade Center Avenue LLC, a Delaware limited liability company (“Assignee”), and Circle Capital Longmont LLC, a Delaware limited liability company (“Seller”).

RECITALS

A.            WHEREAS, pursuant to that certain Purchase and Sale Agreement dated August 9, 2006 (as amended, the “Purchase Agreement”), by and between Assignor and Seller, Seller agreed to sell to Assignor, and Assignor agreed to purchase from Seller, the real property described in Exhibit “A” attached hereto (the “Land”) and certain improvements located on the Land; and

B.            WHEREAS, Assignor desires to assign its interest in the Purchase Agreement to Assignee.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto mutually agree as follows:

1.             Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Purchase Agreement.

2.             Assignment. Assignor hereby sets over, transfers and assigns unto Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement.

3.             Assumption. In consideration of the foregoing assignment, Assignee hereby accepts the foregoing assignment and, from and after the execution hereof, assumes and agrees to make, observe, keep and perform all of the terms, covenants and conditions to be made, observed, kept and performed by the Assignee under the Purchase Agreement, as fully as though Assignee were originally named in the Purchase Agreement as the Purchaser.

4.             Warranty. Assignor hereby represents and warrants to Assignee that: (a) it has not assigned the Purchase Agreement to any other person or entity, and (b) it is not in breach or default of any of its obligations under the Purchase Agreement.

5.             Indemnification. Assignor shall defend, indemnify and hold harmless Assignee from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform, discharge, and observe its obligations with respect to the Purchase Agreement arising before the Effective Date. Assignee shall defend, indemnify and hold harmless Assignor from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignor by reason of the failure of Assignor to fulfill, perform, discharge, and observe its obligations with respect to the Purchase Agreement arising on or after the Effective Date.

6.             Governing Law. This Assignment shall be governed by the law of the State of Colorado.

7.             Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument executed on the date first set forth.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

ARRAY BIOPHARMA INC.,
a Delaware corporation

By:
Name: Mike Carruthers
Title: CFO

ASSIGNEE:

BMR-TRADE CENTRE AVENUE LLC,
a Delaware limited liability company

	By:	BIOMED REALTY, L.P.,
a Maryland limited partnership
its sole member

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

CIRCLE CAPITAL LONGMONT, LLC,
a Delaware limited liability company

By:	Longmont Senior Mezzanine Owner LLC,
a Delaware limited liability company,
its Sole Member and Manager

By:	Longmont Junior Mezzanine Owner LLC,
a Delaware limited liability company,
its Sole Member and Manager

	By:	Circle Longmont Limited Partnership,
a Delaware limited partnership,
its Sole Member and Manager

	By:	Circle Capital Longmont GP LLC,
a Colorado limited liability company,
its General Partner

By:
Name: Terrence W. Fitzpatrick
Title: Manager

EXHIBIT A

LAND

Lots 1 and 2, St. Vrain Centre Parcel F-Minor Subdivision “C”, the Plat of which was recorded August 21, 1997 Reception No. 1724602 in Plan File P-40, F-3, No. 49, County of Boulder, State of Colorado.